
                                                                   EXHIBIT 99.03

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        FIRST USA BANK, NATIONAL ASSOCIATION

                  -------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6
                  -------------------------------------------------

                    Monthly Period:                  10/1/00 to
                                                     10/31/00
                    Distribution Date:               11/15/00
                    Transfer Date:                   11/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September
1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank,
National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

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      A.  Information Regarding the Current Monthly Distribution.
          ------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                                                Class A                         $5.81250
                                                                Class B                         $6.00417
                                                                CIA                             $6.24118
                                                                                                --------
                                                                Total (Weighted Avg.)           $5.86783

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                                                Class A                         $5.81250
                                                                Class B                         $6.00417
                                                                CIA                             $6.24118
                                                                                                --------
                                                                Total (Weighted Avg.)           $5.86783
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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          3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
             $1,000 original certificate principal amount
                                                                Class A                         $0.00000
                                                                Class B                         $0.00000
                                                                CIA                             $0.00000
                                                                                                --------
                                                                Total (Weighted Avg.)           $0.00000

     B.   Information Regarding the Performance of the Trust.
          --------------------------------------------------

          1. Allocation of Principal Receivables.
             -----------------------------------

             The aggregate amount of Allocations of Principal
             Receivables processed during the Monthly Period
             which were allocated in respect of the Certificates
                                                                Class A                  $108,351,506.24
                                                                Class B                    $8,442,072.39
                                                                CIA                       $12,953,773.21
                                                                                         ---------------
                                                                Total                    $129,747,351.84

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1)The aggregate amount of Allocations of Finance
                 Charge Receivables processed during the Monthly
                 Period which were allocated in respect of the
                 Certificates
                                                                Class A                   $12,250,205.76
                                                                Class B                      $954,446.96
                                                                CIA                        $1,464,550.51
                                                                                          --------------
                                                                Total                     $14,669,203.23

          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal Receivables in
                 the Trust as of the last day of the Monthly Period                   $35,841,514,414.58


             (b) Invested Amount as of the last day of the preceding
                 month
                                                                Class A                  $750,000,000.00
                                                                Class B                   $58,380,000.00
                                                                CIA                       $89,820,000.00
                                                                                         ---------------
                                                                Total                    $898,200,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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             (c) The Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(b) above as a
                 percentage of the aggregate amount of Principal
                 Receivables as of the Record Date set forth in
                 paragraph 3(a) above
                                                                Class A                            2.093%
                                                                Class B                            0.163%
                                                                CIA                                0.251%
                                                                                                   -----
                                                                Total                              2.507%

             (d) During the Amortization Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)
                                                                Class A                            $0.00
                                                                Class B                            $0.00
                                                                CIA                                $0.00
                                                                                                   -----
                                                                Total                              $0.00

             (e) The Fixed/Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(d) above as a
                 percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above
                                                                Class A                            0.000%
                                                                Class B                            0.000%
                                                                CIA                                0.000%
                                                                                                   -----
                                                                Total                              0.000%

          4. Delinquent Balances.
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

             (a) 35 - 64 days                                                            $494,217,805.14
             (b) 65 - 94 days                                                            $345,587,076.45
             (c) 95 - 124 days                                                           $257,146,775.08
             (d) 125 - 154 days                                                          $205,519,568.75
             (e) 155 - 184 days                                                          $174,043,610.58
             (f) 185 or more days                                                                  $0.00
                                                                                       -----------------
                                                                Total                  $1,476,514,836.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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          5. Monthly Investor Default Amount.
             -------------------------------

             (a) The aggregate amount of all defaulted Principal
                 Receivables written off as uncollectible during the
                 Monthly Period allocable to the Invested Amount
                 (the aggregate "Investor Default Amount")
                                                                Class A                    $3,614,245.24
                                                                Class B                      $281,655.25
                                                                CIA                          $432,105.25
                                                                                           -------------
                                                                Total                      $4,328,005.74

             (b) The amount set forth in paragaraph 5(a) above in
                 respect of the Monthly Investor Default Amount, per
                 original $ 1,000 interest
                                                                Class A                            $4.82
                                                                Class B                            $4.82
                                                                CIA                                $4.81
                                                                                                   -----
                                                                Total                              $4.82

          6. Investor Charge-Offs & Reimbursements of Charge-Offs.
             ----------------------------------------------------

             (a) The aggregate amount of Class A Investor Charge-
                 Offs and the reductions in the Class B Invested
                 Amount and the  CIA
                                                                Class A                            $0.00
                                                                Class B                            $0.00
                                                                CIA                                $0.00
                                                                                                   -----
                                                                Total                              $0.00

             (b) The amounts set forth in paragraph 6(a) above, per
                 $1,000 original certificate principal amount (which
                 will have the effect of reducing, pro rata, the
                 amount of each Certificateholder's investment)
                                                                Class A                            $0.00
                                                                Class B                            $0.00
                                                                CIA                                $0.00
                                                                                                   -----
                                                                Total                              $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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          (c) The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of
              reductions in the Class B Invested Amount and the
              CIA

                                                             Class A                                                    $0.00
                                                             Class B                                                    $0.00
                                                             CIA                                                        $0.00
                                                                                                                        -----
                                                             Total                                                      $0.00

          (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                             Class A                                                    $0.00
                                                             Class B                                                    $0.00
                                                             CIA                                                        $0.00
                                                                                                                        -----
                                                             Total                                                      $0.00

       7. Investor Servicing Fee
          ----------------------
          (a) The amount of the Investor Monthly Servicing Fee
              payable by the Trust to the Servicer for the
              Monthly Period

                                                             Class A                                            $  937,500.00
                                                             Class B                                            $   72,975.00
                                                             CIA                                                $  112,275.00
                                                                                                                -------------
                                                             Total                                              $1,122,750.00

          (b) The amount set forth in paragraph 7(a) above, per $ 1,000 interest

                                                             Class A                                              $1.25000000
                                                             Class B                                              $1.25000000
                                                             CIA                                                  $1.25000000
                                                                                                                  -----------
                                                             Total                                                $1.25000000

       8. Reallocated Principal Collections
          ---------------------------------
              The amount of Reallocated CIA
              and Class B Principal Collections applied in respect
              of Interest Shortfalls, Investor Default Amounts or Investor
              Charge-Offs for the prior month.

                                                             Class B                                                    $0.00
                                                             CIA                                                        $0.00
                                                                                                                        -----
                                                             Total                                                      $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 6

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       9. Collateral Invested Amount
          (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
              giving effect to withdrawals, deposits and payments to
              be made in respect of the preceding month                                                        $89,820,000.00

          (b) The Required CIA Invested Amount as of the
              close of business on the related Distribution Date after
              giving effect to withdrawals, deposits and payments to
              be made in respect of the preceding month                                                        $89,820,000.00

       10. The Pool Factor
           ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
              Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                             Class A                                               1.00000000
                                                             Class B                                               1.00000000
                                                             Total                                                 1.00000000

       11. The Portfolio Yield
           -------------------
            The Portfolio Yield for the related Monthly Period                                                         13.82%

       12. The Base Rate
           -------------
            The Base Rate for the related Monthly Period                                                                8.99%

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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                First USA Bank, National Association
                                as Servicer



                                By:     /s/ Tracie Klein
                                        ----------------------------
                                        Tracie Klein
                                        First Vice President